UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 14, 2014

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35880	74-1201087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 14, 2014, a purported securities class action lawsuit was brought in the United States District Court, Southern District of New York, against Fairway Group Holdings Corp. (the “Company”) and certain of the Company’s current and former executive officers (the “Individual Defendants”).  The lawsuit was brought by a purported stockholder of the Company seeking to represent a class consisting of all persons or entities who purchased or otherwise acquired securities of the Company between April 16, 2013 and February 6, 2014, or who acquired shares of the Company in connection with its April 17, 2013 initial public offering (the “IPO”).  The lawsuit seeks to recover unspecified damages, as well as interest, fees and costs, against the Company and the Individual Defendants as a result of alleged untrue or misleading statements or omissions made in violation of the federal securities laws pursuant to Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-5 promulgated thereunder, and against the Individual Defendants as a result of alleged untrue or misleading statements or omissions made in violation of the federal securities laws pursuant to Section 15 of the Securities Act and Section 20(a) of the Exchange Act.

On February 19, 2014, a purported securities class action lawsuit was brought in the United States District Court, Southern District of New York, against the Company, certain of the Company’s current directors and certain of the Company’s current and former executive officers (the “D&O Defendants”), and the underwriters of the Company’s IPO (collectively, the “Underwriter Defendants”).  The lawsuit was brought by a purported stockholder of the Company seeking to represent a class consisting of all purchasers of shares of the Company pursuant or traceable to the Company’s IPO registration statement.  The lawsuit seeks to recover unspecified damages, as well as interest, fees and costs, against the Company, the D&O Defendants and the Underwriter Defendants as a result of alleged untrue or misleading statements or omissions made in violation of the federal securities laws pursuant to Section 11 of the Securities Act, and against the Company and the D&O Defendants as a result of alleged untrue or misleading statements or omissions made in violation of the federal securities laws pursuant to Section 15 of the Securities Act.  In addition, the lawsuit seeks rescission of sales of the Company’s shares and such other equitable or other injunctive relief as the court deems appropriate.

The Company believes that the claims are without merit and intends to defend the lawsuits vigorously.  It is possible that additional complaints containing similar claims may be filed in the same or other courts, naming the same or additional defendants.

Forward-looking Statements

Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties.  The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the Fiscal Year Ended March 31, 2013, which was filed with the SEC on June 6, 2013, under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2014	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Co-President and Chief Financial Officer